CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------




  Financial Position Ratios:                              June 30,         December 31,
  --------------------------                                1997               1996
                                                      -----------------  ------------------


  Total Debt / Total Capitalization (Book Value)            41.5%            43.9%
  Total Debt / Total Capitalization (Market)                31.1%            30.5%



  Operating Ratios:                 Three Months Ended               Six Months Ended
  -----------------                      June 30,                        June 30,
                               -----------------------------   ------------------------------
                                  1997            1996             1997            1996
                                  ----            ----             ----            ----

  Interest Coverage (1)           4.31X          2.96X             4.03X           2.78X

  FFO Payout Ratio (2)           74.1%          81.0%             76.8%           81.0%

  G & A as a % of Revenue         6.4%          11.0%              6.8%           10.4%




 NOTES:

 (1) Calculated as EBITDA before minority interests allocation divided by interest expense for the period.

 (2) Dividends paid per common share divided by FFO per share.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at June 30, 1997 and December 31, 1996, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three and six month periods ended June 30, 1997 and 1996. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future. For purposes of determining CarrAmerica Realty Corporation's share of its operating partnerships' funds from operations, the non-dividend paying Units have been excluded from the calculation.


(in thousands)                                             CarrAmerica Realty
                                     CarrAmerica Realty    Corporation Series       Dividend Paying        Non-Dividend
                                     Corporation Common    A Preferred Shares            Units             Paying Units
                                     Shares Outstanding      Outstanding (a)        Outstanding (b)       Outstanding (b)
                                     --------------------  --------------------   ------------------   --------------------
Outstanding as of:

    June 30, 1997                          57,053                 1,740                  5,466                  540
    December 31, 1996                      43,789                 1,740                  4,940                  540
                                     ====================  ====================   ==================   ====================

Weighted average for the three
    months ended June 30:
    1997                                   55,864                 1,740                  5,432                  540
    1996                                   21,427                    --                  3,964                  668
                                     ====================  ====================   ==================   ====================

Weighted average for the six
    months ended June 30:
    1997                                   51,583                 1,740                  5,187                  540
    1996                                   17,501                    --                  3,977                  668
                                     ====================  ====================   ==================   ====================



Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                                  June 30, 1997
--------------------------------------------------------------------------------

($ In thousands)

  MORTGAGES PAYABLE:

  Property Encumbered                         Interest Rate         Principal Balance     Maturity Date
  -------------------                       -------------------   -------------------  -----------------
  Note 1                                           8.80%             $  93,500              2/1/03
  Note 1                                           7.75                 40,000              2/1/03
  Note 2                                           7.55                 40,000              2/1/03
  Note 2                                           8.00                 10,000              2/1/03
  900 19th Street                                  8.25                 16,826             7/15/19(6)
  1747 Pennsylvania Avenue                         9.50                 15,487             7/10/17(7)
  2445 M Street                                    8.90                 37,604              6/1/02
  1775 Pennsylvania Avenue                         7.50                  6,297              2/1/99
  Redmond East                                     8.38                 27,883              1/1/06
  Warner Center                                    7.40                 26,000             12/1/00
  First State Bank Tower                           7.38                  9,549              3/1/99
  Parkway North I                                  7.96                 29,250             12/1/03
  Note 3                                           8.25                 40,610            12/10/01
  Note 4                                           7.20                 21,748              1/1/06
  South Coast Executive                            9.01                 10,279             5/31/99
  Quorum North                                     8.27                  6,709             12/1/01
  Quorum Place                                     6.99                  7,781            11/15/00
  Wateridge Pavilion                               8.25                  3,553             11/1/06
  Bannockburn I & II                               9.52                 20,930             8/31/01
  Note 5                                          (8)                   86,000             7/28/97(9)
  RadiSys                                          5.00                    926            12/31/97
  Sorenson Research Park                           7.75                  2,803              7/1/11
  Sorenson Research Park                           8.88                  1,699              5/1/17
  Draper Park North                                8.15                 12,932              1/2/07
                                                   ----                -------
                                                   8.25%            $  568,366
                                                   ====                =======

  UNSECURED INDEBTEDNESS:

                                                 Interest
                                                   Rate           Amount Outstanding      Maturity
                                            -------------------   -------------------  -----------------

  Unsecured Line of credit                     Libor + 1.125        $ 166,000(10)         7/28/98

NOTES:

Note 1: This note is secured by the following properties: International Square, 1730 Pennsylvania Avenue, 1255 23rd Street.

Note 2: This note is secured by the International Square Land.

Note 3: This note is secured by the following properties: Valley Business
        Park (formerly San Jose Orchard Business Park-A), Valley Centre (formerly Orchard Office Centre), Valley Centre II (formerly Orchard Centre II), Rincon Centre (formerly Orchard Rincon Centre), & Bayshore Centre (formerly Orchard Bayshore Centre).

Note 4: This note is secured by the following properties: Century Springs West, Glenridge, Crestwood, Lakewood & Parkwood.

Note 5: This note is secured by the following properties: The Crossings, Rio Robles Technology Center & Unisys Center.

Note 6: Note is callable by the lender after July 1, 2004. The estimated principal balance at July 1, 2004 will be $14,262,000.

Note 7: Note is callable by the lender after June 30, 2002. The estimated principal balance at June 30, 2002 will be 13,840,000.

Note 8: Either prime lending rate plus 50 basis points or 162.5 basis points over LIBOR, based on the Company's option at the time of draw.

Note 9: Note was repaid in full and canceled on July 3, 1997. The collateral set forth in Note 5 was released by the lenders.

Note 10:Revolving line of credit with a total commitment of $325 million.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                  June 30, 1997
--------------------------------------------------------------------------------


                                       Company's                                Net Rentable
                                       Effective        # of         Current        Area       % of Total
                                       Ownership     Buildings      Occupancy   Square Feet     Portfolio
                                       ---------     ---------      ---------   -----------     ---------

    Consolidated Properties
    -----------------------

    SOUTHEAST REGION

    Downtown Washington, DC
       International Square               100.0%          3              96.0%  1,017,669
       1730 Pennsylvania Ave.             100.0%          1              99.3%    229,292
       2550 M Street                      100.0%          1             100.0%    187,931
       1775 Pennsylvania Ave.             100.0%          1              99.1%    143,981
       900 19th Street                    100.0%          1              84.1%    100,907
       1747 Pennsylvania Ave.              89.7%          1              84.5%    152,119
       1255 23rd Street                    75.0%          1              97.3%    304,538
       2445 M Street                       74.0%          1              90.1%    266,902

    Suburban Washington, DC
       One Rock Spring Plaza              100.0%          1             100.0%    205,298
       Tycon Courthouse                   100.0%          1              99.0%    416,195
       Three Ballston Plaza               100.0%          1              99.5%    302,875
       Sunrise Corporate Center           100.0%          3              99.9%    260,643
         (formerly Reston Quadrangle)
       Parkway One                        100.0%          1             100.0%     87,842

    Atlanta
       Veridian                           100.0%         22              94.5%    187,833
       Glenridge                          100.0%          1              96.0%     64,431
       Century Springs West               100.0%          1              99.5%     94,765
       Holcomb Place                      100.0%          1             100.0%     72,823
       DeKalb Technology Center           100.0%          5              87.5%    163,159
       Midori                             100.0%          1              97.6%     99,900
       Crestwood                          100.0%          1              97.0%     88,186
       Parkwood                           100.0%          1              87.5%    151,020
       Lakewood                           100.0%          1              98.2%     80,338
       The Summit                         100.0%          1             100.0%    178,382
       Triangle Parkway                   100.0%          3             100.0%     82,102
         (formerly Spalding Triangle II)
       2400 Lake Park                     100.0%          1              98.2%     99,580
       680 Engineering                    100.0%          1             100.0%     62,154
       Embassy Row                        100.0%          3              99.7%    466,240

    Florida
       Peninsula Plaza                    100.0%          1              98.8%    159,921
         (formerly Lake Wyman Plaza)
                                                         --              -----    -------
        Southeast Region Subtotal                        61              96.7%  5,727,026           35.1%

    PACIFIC REGION

    Southern California
       Scenic Business Park               100.0%          4             100.0%    138,141
       Harbor Corporate Park              100.0%          4              84.6%    148,523
       Plaza Pacificare                   100.0%          1             100.0%    104,377
       Katella Corporate Center           100.0%          1              96.4%     79,917
       Warner Center Business Park        100.0%         12              99.0%    342,866
       Del Mar Corporate Plaza            100.0%          2             100.0%    123,142
       South Coast Executive Center       100.0%          2              95.6%    161,301
       Wateridge Pavilion                 100.0%          1             100.0%     62,194
       Warner Premier                     100.0%          1             100.0%     61,553
       Westlake Coporate Center           100.0%          2              91.1%     71,419

                                       7

                                       Company's                                Net Rentable
                                       Effective        # of         Current       Area        % of Total
                                       Ownership     Buildings      Occupancy   Square Feet     Portfolio
                                       ---------     ---------      ---------   -----------     ---------

    Consolidated Properties
    -----------------------

    Northern California
        AT&T Center                       100.0%          6             100.0%    949,281
        Sunnyvale Research Plaza          100.0%          3             100.0%    126,000
        Rio Robles                        100.0%          7             100.0%    368,178
        Valley Bus. Park II               100.0%          6             100.0%    166,928
          (formerly San Jose Orchard
          Business Park - B)
        Bayshore Centre                   100.0%          2             100.0%    195,249
          (formerly Orchard Bayshore
          Centre)
        Rincon Centre                     100.0%          3             100.0%    201,178
          (formerly Orchard Rincon
          Centre)
        Valley Centre II                  100.0%          4             100.0%    212,082
          (formerly Orchard Office
          Centre II)
        Valley Office Centre              100.0%          2             100.0%     68,731
          (formerly Orchard Office
          Centre)
        Valley Centre                     100.0%          2             100.0%    102,291
          (formerly Orchard Centre)
        Valley Bus. Park I                100.0%          2              91.2%     67,784
          (formerly San Jose Orchard
          Business Park - A)
        3745 North First Street           100.0%          1             100.0%     67,582
        Mission Plaza                     100.0%          2             100.0%    102,687
        North San Jose Technology Park    100.0%          4             100.0%    299,233
           (formerly Fortran)
        Foster City Technology            100.0%          2             100.0%     66,869
          Park
        150 River Oaks                    100.0%          1             100.0%    100,024

    Portland
         Radisys                          100.0%          1             100.0%     80,525

    Seattle
       Redmond East                       100.0%         10              99.9%    398,230
       Willow Creek (formerly Data I/O)   100.0%          1             100.0%     96,179
       Canyon Park Business Center        100.0%          6             100.0%    246,565
                                                          -             ------    -------
       Pacific Region Subtotal                           95              99.1%  5,209,029           32.0%

    CENTRAL REGION

    Austin
       Norwood Tower                      100.0%          1              72.7%    111,994
       Littlefield Complex                100.0%          2              77.0%    120,815
       First State Bank                   100.0%          1              69.8%    258,344
       Great Hills Plaza                  100.0%          1             100.0%    135,333
       Balcones Center                    100.0%          1              83.5%     75,761
       Park North                         100.0%          2              95.3%    132,778
       The Settings                       100.0%          3              95.3%    136,183

    Chicago
       Parkway North                      100.0%          2              95.1%    508,394
       Unisys                             100.0%          2              95.8%    355,331
       The Crossings                      100.0%          2             100.0%    296,624
       Banockburn  I&II                   100.0%          2              98.6%    209,900
       Banockburn IV                      100.0%          1              83.7%    108,476
       Summit Oaks                        100.0%          1              93.9%     91,601

    Dallas
       Greyhound                          100.0%          1             100.0%     92,890
       Search Plaza                       100.0%          1              96.5%    151,048
       Quorum North                       100.0%          1              81.4%    117,790
       Quorum Place                       100.0%          1              80.6%    176,562
       Cedar Maple                        100.0%          3              92.0%    112,177
       Toll Hill East & West              100.0%          2              87.3%    237,894
                                                          -              -----    -------
         Central Region Subtotal                         30              90.4%  3,429,895           21.0%



                                       8

                                       Company's                                Net Rentable
                                       Effective        # of         Current       Area        % of Total
                                       Ownership     Buildings      Occupancy   Square Feet     Portfolio
                                       ---------     ---------      ---------   -----------     ---------

    Consolidated Properties
    -----------------------

    MOUNTAIN REGION

    Southeast Denver
       Harlequin Plaza                    100.0%          2              91.4%    323,258
       Quebec Court I & II                100.0%          2             100.0%    285,829
       The Quorum                         100.0%          2              95.6%    123,895
       Greenwood Centre                   100.0%          1              94.2%     75,866
       Quebec Center                      100.0%          3              95.6%    106,796
       Panorama Corporate Center I        100.0%          1              96.4%    100,619

    Salt Lake City
       Sorenson Research Park             100.0%          5             100.0%    282,534
       Draper Park North                  100.0%          3             100.0%    178,098

    Phoenix
      Camelback Lakes                     100.0%          2              98.2%    200,561
       Highland Park                      100.0%          1             100.0%     77,873
       Pointe Corridor IV                 100.0%          1              92.9%    178,373
                                                        ---              ----     -------
         Mountain Region Subtotal                        23              96.8%  1,933,702           11.9%
                                                        ---              -----  ---------          ------
    Consolidated Portfolio Total                        209              96.1% 16,299,652          100.0%
                                                        ===              ===== ==========          =====



                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Acquisition Summary
--------------------------------------------------------------------------------

($ In Millions)

                                                                              %
Region/Market Property                      Month of       Purchase       Currently       # of          Square
                                          Acquisition        Price         Leased      Properties        Feet
---------------------------------------   -------------   ------------   ------------  ------------  --------------
SOUTHEAST REGION

Suburban Atlanta
     2400 Lake Park                          April         $   7.4           98%            1            99,580
     680 Engineering Drive                   April             4.3          100%            1            62,154
     Embassy Row                             April            45.9          100%            3           466,240
PACIFIC REGION

Northern California
     3745 North First Street                February           8.2          100%            1            67,582
     Mission Plaza                           March            10.3          100%            2           102,687
     North San Jose Technology Park          March            30.8          100%            4           299,233
          (formerly Fortran)
     Foster City Technology Center            May              9.7          100%            2            66,869
     150 River Oaks                           May             15.1          100%            1           100,024

Southern California
     Warner Premier                         January            9.5          100%            1            61,553
     Wateridge Pavilion                      March             6.4          100%            1            62,194
     Westlake Corporate Center                May              6.1           91%            2            71,419

Suburban Portland
     Radisys Corporate Headquarters          March             8.9          100%            1            80,525

Suburban Seattle
     Willow Creek                             May              8.7          100%            1            96,179
         (formerly Data I/O)
     Canyon Park                              June            31.2          100%            6           246,565

CENTRAL REGION

Suburban Chicago
     The Crossings                          January           40.1          100%            2           296,624
     Bannockburn Lake Office                 March            27.4           99%            2           209,900
         Plaza I & II
     Bannockburn IV                           June            14.3           84%            1           108,476
     Summit Oaks                              June             8.4           93%            1            91,601

Suburban Dallas
     Cedar Maple Plaza                      January           12.7           92%            3           112,177
     Quorum North                           February          10.6           81%            1           117,790
     Quorum Place                            March            16.3           81%            1           176,562
     Tollhill East & West                    April            21.7           87%            2           237,894

MOUNTAIN REGION

Suburban Salt Lake City
     Sorenson Research Park                  April            28.1          100%            5           282,534
     Draper Park North                        June            18.7          100%            3           178,098

Suburban Phoenix
     Highland Park                            May              7.6          100%            1            77,873
                                                          ============   ===========   ============  ==============
         Total/Weighted Average                           $  408.4           97%           49         3,772,333
                                                          ============   ===========   ============  ==============


                                                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                                             Lease Rollover Schedule
                                                                  June 30, 1997
--------------------------------------------------------------------------------------------------------------------------------
                                       Current   YTD Ave.  Vacant
Region / Market          Square Feet  Occupancy  Occupancy  S.F.      1997      1998       1999       2000      2001      2002
---------------                       ---------  ---------  ----      ----      ----       ----       ----      ----      ----

PACIFIC REGION:
Portland Market               80,525    100.0%    100.0%        -          -          -         -          -         -         -
Seattle Market               740,974     99.9%     99.7%      506     66,381     91,002   118,013    134,605    33,555         -
No. California Market      3,094,097     99.8%     99.1%    6,000     83,979    436,266   320,318    441,845   365,857   286,959
So. California Market      1,293,433     96.7%     93.4%   42,595     84,627    127,779   119,926    207,022   197,208   131,300

MOUNTAIN REGION:
Denver Market              1,016,263     95.5%     95.5%   46,171     64,646    126,638   146,220     62,999   406,331    23,270
Phoenix Market               456,807     96.4%     94.1%   16,456     76,888     72,411    46,645     54,054    47,886    24,702
Salt Lake City Market        460,632    100.0%     86.1%        -          -     64,370    55,892          -    90,251   114,012

CENTRAL REGION:
Chicago Market             1,570,326     95.8%     93.8%   66,546    183,511    247,643   174,503    302,481   214,811   121,828
Dallas Market                888,361     88.7%     90.2%  100,709     66,255    106,619   113,079    135,123   113,325    58,352
Austin Market                971,208     83.4%     82.1%  161,614     95,328    172,101    69,953     76,670    77,999   176,342

SOUTHEAST REGION:
Washington, D.C. Market:
     Downtown Properties   2,403,339     95.1%     94.0%  117,817    194,345    256,917   116,202    170,867    26,300   293,020
     Suburban Properties   1,272,853     99.5%     98.5%    6,359      6,017     48,647   190,324     76,831   187,973   155,126
Atlanta Market             1,890,913     96.7%     96.5%   62,226    302,884    495,039   266,315    302,287   208,357   126,998
So. Florida Market           159,921     98.8%     97.9%    1,986     28,433     26,109    21,195     35,354    33,869     1,931
                            --------     -----     -----   ------    -------    -------   -------    -------   -------    ------
Totals                   16,299,652      96.1%     94.8%  628,985  1,253,294  2,271,541  1,758,585  2,000,138 2,003,722 1,513,840
                         ===========     =====     ===== ======== ========== ========== ========== ========= ========= =========

                                     2004
                                      &
                           2003   Thereafter
                           ----   ----------
PACIFIC REGION:
Portland Market                -      80,525

Seattle Market            73,200     223,712

No. California Market    374,530     778,343

So. California Market    235,133     147,843

MOUNTAIN REGION:

Denver Market             69,599      70,389

Phoenix Market                 -     117,765

Salt Lake City Market     59,218      76,889

CENTRAL REGION:

Chicago Market            91,100     167,903

Dallas Market             39,536     155,363

Austin Market             33,112     108,089

SOUTHEAST REGION:
Washington, D.C. Market:

     Downtown Properties  78,294   1,149,577
     Suburban Properties 134,003     467,573

Atlanta Market            80,573      46,234

Florida Market            11,044         -
                         -------   ---------

Totals                 1,279,342   3,590,205
                       =========   =========


                                          CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                                     1997 Development Activity
------------------------------------------------------------------------------------------------------------------------------------

 ($ In Thousands)

                                                                                                                     In Place
Property Under Construction @                                     Square                          Completion           Dev.
June 30, 1997 (1)                            Market                Feet         Start Date           Date              Costs
----------------------------------    ----------------------    -----------    -------------     --------------     ------------
Pacific Region:

   Baytech Business Park              Northern California         300,000          1Q'97             3Q'97            $23,251
   RadiSys                            Suburban Portland            46,000          2Q'97             3Q'97              1,924
   Redmond Hilltop                    Suburban Seattle             91,000          2Q'97             3Q'97              4,434

Mountain Region:
   Panorama Corporate
     Center II                        Southeast Denver            101,000          3Q'96             3Q'97              8,590
   JD Edwards Bldg.                   Southeast Denver            189,000          4Q'96             3Q'97             25,823
   Panorama Corporate
     Center III                       Southeast Denver            137,000          2Q'97             1Q'98              3,657

Central Region:
   City View Centre                   Austin, Texas               128,000          1Q'97             3Q'97              7,206

Southeast Region:
   Spalding Ridge                     Suburban Atlanta            128,000          4Q'96             3Q'97             14,457
                                                                -----------                                         ------------
     Total/Wtd. Avg.                                            1,120,000                                             $89,342
                                                                ===========                                         ============

                                                          Estimated      Current
Property Under Construction @          Remaining         Stabilized        Lease
June 30, 1997 (1)                        Costs             Return            %
----------------------------------   --------------      ------------    -----------
Pacific Region:

   Baytech Business Park                $15,312              12.7%          100%
   RadiSys                                3,927              10.4           100
   Redmond Hilltop                        6,846              10.2             0

Mountain Region:
   Panorama Corporate
     Center II                            3,266              10.5            80
   JD Edwards Bldg.                       3,006               9.9           100
   Panorama Corporate
     Center III                          13,475              10.1             0

Central Region:
   City View Centre                      11,036              10.4           100

Southeast Region:
   Spalding Ridge                         1,030              10.3            73
                                     --------------     -------------    -----------
     Total/Wtd. Avg.                    $57,898              10.8%           75%
                                     ==============     =============    ===========


 Notes:

 (1) Excludes the ASIS development project in Washington, D.C. which the Company is developing to sell.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                               As of June 30, 1997


                                                                                    Owned or Controlled Land
                                                                                 -------------------------------
                                                                                                    Buildable
                                                                                                     Square
Regional Property                                         Market                    Acres            Footage
-------------------------------------------    ------------------------------    -------------    --------------
Pacific Region:

   Willow Creek Corporate Center               Suburban Seattle                      23               321,000
     (formerly Data I/O)
   Eastgate Technology Park                    Southern California                    8               175,000
   Oakmead West                                Northern California                   21               413,000
   Canyon Park                                 Suburban Seattle                       6               234,000

Mountain Region:
   Panorama Corporate
     Center IV-VII                             Southeast Denver                      25               462,000
   Gateway Plaza                               Suburban Phoenix                       7               260,000
   Quorum                                      Southeast Denver                       4               100,000

Central Region:
   Mopac at Braker
     (formerly Aubrey Smith)                   Austin, Texas                         30               750,000
   Riata                                       Austin, Texas                         51               743,000
   Parkway North                               Suburban Chicago                      30               707,000
   Cedar Maple                                 Suburban Dallas                        1                38,000
   Tollway Plaza I & II                        Suburban Dallas                        8               357,000
   Tollway Plaza III                           Suburban Dallas                        4               135,000

Southeast Region:
   Embassy Row Land                            Suburban Atlanta                      11               192,000
   Peninsula Executive Center
      (formerly Glades Site)                   Florida                                6               187,000
   Pennisula Corporate Center
     (formerly Knight Site)                    Florida                               26               387,000

                                                                                 -------------    --------------
   Total                                                                            261             5,461,000
                                                                                 =============    ==============
